Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR EXPANDS STOCK REPURCHASE PROGRAM

WITH NEW $250 Million Authorization

HILLSBORO, OR – Nov. 30, 2023 - Lattice Semiconductor (NASDAQ: LSCC), the low power programmable leader, today announced that its Board of Directors authorized the Company to repurchase up to an additional $250 million of its outstanding common stock through the end of December 2024. During the fourth quarter of 2023, the Company repurchased $50 million or approximately 900,000 shares. The Company has repurchased a total of approximately 4.8 million shares since the fourth quarter of 2020 thereby reducing dilution by 3.4%.

Sherri Luther, Chief Financial Officer, said, "With our recent share repurchase in the fourth quarter of 2023, we have executed on our thirteenth consecutive quarter of share buybacks. This latest share repurchase program expansion that we are announcing today is an important component of our capital allocation program and reflects the financial strength of our business, confidence in our long-term financial model, and continued commitment to delivering shareholder value.”

The repurchase program expansion is effective immediately. Under the program, Lattice may purchase shares of its common stock through open market and privately negotiated transactions at prices deemed appropriate by management. The timing and amount of repurchase transactions under this program will depend on market conditions, share price, corporate and regulatory considerations, and other factors. The Company intends to conduct the program in compliance with Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The repurchase program may be suspended or discontinued by the Company at any time without prior notice.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to: the amount of our outstanding capital stock we plan to or will purchase under the repurchase program and the timing and methods to execute such repurchases, the financial strength of the Company’s business, and the Company’s ability to deliver value to stockholders.

Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its Annual Report on Form 10-K for the fiscal year ended January 1, 2023, and Lattice’s quarterly reports filed on Form 10-Q. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive, and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, or Weibo.

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